UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
August 11, 2015
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Quality Systems, Inc. 2015 Equity Incentive Plan
On August 11, 2015, Quality Systems, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). As further described in Item 5.07 below and incorporated by reference into this Item 5.02, the Company's shareholders approved the Quality Systems, Inc. 2015 Equity Incentive Plan (the “Plan”) at the Annual Meeting. The Plan was adopted by the Company's Board of Directors (the "Board") on May 20, 2015, subject to shareholder approval.
The purpose of the Plan is to promote the success of the Company and the interests of its shareholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and the Company’s shareholders.
The total shares subject to the Plan is the sum of: (1) 11,500,000 shares of the Company’s common stock, plus (2) any shares subject to outstanding stock awards granted under the Second Amended and Restated 2005 Stock Option Plan and Incentive Plan that from and after 12:01 a.m. Pacific time on May 26, 2015 (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price, or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award other than a stock option or stock appreciation right, which results in a maximum of 13,562,881 shares available for award grants under the Plan.
Under the Plan, the Company continues to be able to grant stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards, to officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.
A more detailed summary of the material terms and conditions of the Plan is set forth under the heading “Approval of the Quality Systems, Inc. 2015 Equity Incentive Plan - Proposal No. 4” in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on July 2, 2015, which is incorporated herein by reference. The foregoing description of the Plan and the summary of the Plan included in the Company’s Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
The form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement evidencing the grant of restricted stock awards to employees under the Plan is attached hereto as Exhibits 10.2 and incorporated herein by reference.  The form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement evidencing the grant of restricted stock awards to non-employee directors under the Plan is attached hereto as Exhibits 10.3 and incorporated herein by reference.  The form of Stock Option Grant Notice, Option Agreement and Notice of Exercise evidencing the grant of options under the Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On August 11, 2015, the Company held the Annual Meeting. the Company's shareholders were asked to consider and vote upon the following four proposals:

1.	To elect nine persons to serve as directors of the Company;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016; and

4.	To approve the Plan.

The results of the shareholder votes are set forth below.
The Company’s shareholders elected the following nominees to serve as directors of the Company for one year terms expiring at the Company’s 2016 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, Rusty Frantz, James C. Malone, Jeffrey H. Margolis, Morris Panner, D. Russell Pflueger, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	43,874,855	771,686
George H. Bristol	44,272,070	374,471
Rusty Frantz	44,395,276	251,265
James C. Malone	44,327,590	318,951
Jeffrey H. Margolis	44,315,801	330,740
Morris Panner	44,309,640	336,901
D. Russell Pflueger	44,272,281	374,260
Sheldon Razin	44,137,582	508,959
Lance E. Rosenzweig	44,232,047	414,494
There were 11,308,778 broker non-votes for Proposal No. 1.
The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below:

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of our named executive officers	44,357,217	250,940	38,384	11,308,778
The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2016 by the votes indicated below:

Proposal No. 3	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2016	55,850,097	83,201	22,021	0
The Company’s shareholders approved the Plan by the votes indicated below:

Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Approval of the Plan	37,396,830	7,215,111	34,600	11,308,778

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*†	Quality Systems, Inc. 2015 Equity Incentive Plan
10.2*†	Form of Employee Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan
10.3*†	Form of Outside Director Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan
10.4*†	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise for 2015 Equity Incentive Plan
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*	This exhibit is a management contract or a compensatory plan or arrangement.
†	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2015	QUALITY SYSTEMS, INC. By: /s/ Jocelyn A. Leavitt Jocelyn A. Leavitt Executive Vice President, General Counsel and Secretary

EXHIBITS ATTACHED TO THIS
CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

10.1	Quality Systems, Inc. 2015 Equity Incentive Plan
10.2	Form of Employee Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan
10.3	Form of Outside Director Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan
10.4	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise for 2015 Equity Incentive Plan